Exhibit 99.3
ISOMEDIX INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEET as of June 30, 1997


ASSETS
Current Assets
  Cash and cash equivalents                                                         $12,324,886
  Accounts receivable, less allowance for doubtful accounts of
  $425,000 at June 30, 1997                                                           7,150,631
  Prepaid expenses and other current assets                                             948,748
                                                                                        -------
Total current assets                                                                 20,424,265
Property, plant and equipment, at cost                                               78,153,044
  Less, accumulated depreciation and amortization                                   (19,970,148)
                                                                                    -----------
  Net property, plant, and equipment                                                 58,182,896
Radioisotope, at cost                                                                76,964,767
  Less, Accumulated depreciation                                                    (43,014,738)
                                                                                    ------------
  Net Radioisotope                                                                   33,950,029
Other assets                                                                          1,146,158
                                                                                   ------------
Total assets                                                                       $113,703,348
                                                                                   ============
LIABILITIES
Current liabilities
  Current portion of long-term debt                                                    $600,000
  Accounts payable and accrued expenses                                               3,003,817
  Liabilities of discontinued operations                                                387,668
  Income taxes payable                                                                  725,901
                                                                                        -------
Total current liabilities                                                             4,717,386
Long-term debt                                                                        7,900,000
Deferred income taxes                                                                 8,192,991
                                                                                      ---------
Total liabilities                                                                    20,810,377
STOCKHOLDERS' EQUITY
Preferred stock, $1.00 par value; 1,000,000 shares authorized;
  issued and outstanding -- none
Common stock, $.01 par value; authorized 15,000,000 shares;
  Issued: 7,169,868 shares at June 30, 1997;
  Outstanding: 6,459,098 at June 30, 1997.                                               71,699
Additional paid-in capital                                                           37,609,355
Cumulative Foreign Translation Adjustments                                             (348,603)
Retained earnings                                                                    65,722,786
                                                                                   ------------
                                                                                    103,055,237
Less, common stock held in the treasury, at cost, 710,770
  shares at June 30, 1997                                                           (10,162,266)
                                                                                   -------------
Total stockholders' equity                                                           92,892,971
                                                                                   ------------
Total liabilities and stockholders' equity                                         $113,703,348
                                                                                   ============

See Notes to Consolidated Financial Statements (Unaudited)

ISOMEDIX INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
For the six months ended June 30, 1997 and 1996


                                                                             1997                        1996
                                                                             ----                        ----
Sales                                                                 $25,588,093                 $22,354,859
Cost of sales                                                          12,149,514                  11,090,519
                                                                       ----------                  ----------
Gross profit                                                           13,438,579                  11,264,340
Selling, general and administrative expense                             6,731,666                   5,790,447
                                                                        ---------                   ---------
Operating income                                                        6,706,913                   5,473,893
Interest expense                                                         (261,046)                   (235,955)
Investment income                                                         283,230                     414,653
                                                                          -------                     -------
Pre-tax income from continuing operations                               6,729,097                   5,652,591
Provision for income taxes                                              2,691,770                   2,264,412
                                                                        ---------                   ---------
Income from continuing operations                                       4,037,327                   3,388,179
Discontinued operations                                                   200,150                    (128,963)
                                                                          -------                    ---------
Net income                                                             $4,237,477                  $3,259,216
                                                                       ==========                  ==========
Earnings per share:
Income from continuing operations                                              $0.60                       $0.47
Discontinued operations                                                         0.03                       (0.02)
                                                                                ----                       ------
Net income                                                                     $0.63                       $0.45

See Notes to Consolidated Financial Statements (Unaudited)

ISOMEDIX INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the six months ended June 30, 1997 and June 30, 1996
Increase (Decrease) in Cash and Cash Equivalents


Cash flows from operating activities:                                                       1997                  1996
                                                                                            ----                  ----
Net income                                                                            $4,237,477            $3,259,216
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation                                                                         3,750,577             3,479,985
  Amortization                                                                            12,978               112,927
  Provision for doubtful accounts                                                       (136,293)              125,000
  Gain on sale of Skyland assets                                                        (150,000)
  Changes in assets and liabilities:
       Decrease (increase) in accounts receivable                                      1,081,390              (659,931)
       Increase in prepaid expenses and other assets                                    (395,210)             (137,314)
       (Decrease) increase in accounts payable and accrued expenses                     (281,007)              330,371
       Decrease in contract deposits                                                                           (38,390)
       Increase (decrease) in income taxes payable                                       842,503               (73,988)
       (Decrease) increase in deferred income taxes                                     (885,847)              193,759
                                                                                        ---------              -------
Net cash provided by operating activities                                              8,076,568             6,591,635
Cash flows from investing activities:
  Purchases of held-to-maturity securities                                                                 (31,748,331)
  Proceeds from maturity of held-to-maturity securities                                                     31,446,777
  Proceeds from sale of Skyland assets                                                   150,000
  Additions to property, plant and equipment                                          (3,411,163)           (1,626,968)
  Additions to radioisotope                                                           (4,346,676)           (2,374,566)
  Acquisition of Puerto Rico                                                          (4,600,000)
  Increase in equipment deposits                                                        (138,947)             (900,000)
  Other                                                                                   39,695               (19,664)
                                                                                      ----------             ---------
Net cash used in investing activities                                                (12,307,091)           (5,222,752)
Cash flows from financing activities:
  Purchases of treasury stock                                                         (5,781,645)           (2,145,003)
  Payments of long-term debt                                                            (100,000)             (100,000)
  Proceeds of stock options exercised and employee stock purchases                       425,315               219,340
                                                                                      ----------             ---------
Net cash used in financing activities                                                 (5,456,330)           (2,025,663)
Effect of exchange rate changes on cash                                                  (85,727)
                                                                                      ----------             ---------
Net decrease in cash and cash equivalents                                             (9,772,580)             (656,780)
Cash and cash equivalents at beginning of period                                      22,097,466             4,860,088
                                                                                      ----------             ---------
Cash and cash equivalents at end of period                                           $12,324,886            $4,203,308
                                                                                     ===========            ==========
Supplemental cash flow information:
Cash paid for interest (net of amounts capitalized)                                     $205,006              $179,914
Cash paid for income taxes                                                             2,370,455               499,702
Supplemental non cash investing activities:
Additions to radioisotope in satisfaction of lease receivable                             24,835
Accrual for capital expenditures                                                         431,114


See Notes to Consolidated Financial Statements (Unaudited)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

ISOMEDIX INC. AND SUBSIDIARIES


1. The interim consolidated financial statements reflect all adjustments, consisting only of normal recurring accruals, which are, in the opinion of the Company's management, necessary for a fair statement of results for the periods presented. Operating revenues and net income for any interim period are not necessarily indicative of results for a full year. The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 8-K and should be read in conjunction with the financial statement footnotes and other information in Isomedix Inc. and Subsidiaries' 1996 audited financial statements.

2. Earnings per share have been computed based upon the weighted average number of shares of common stock outstanding during each period. For the six months ended June 30, 1997 and 1996, the numbers of shares used in computing earnings per share were 6,676,640 and 7,182,112, respectively.

3. The Company has reclassified certain prior period amounts to conform with the 1997 presentation.

4. In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"), which is effective for financial statements for annual periods ending after December 15, 1997. SFAS 128 establishes standards for the computation, presentation and disclosure requirements for earnings per share. Management is currently evaluating the impact of SFAS 128 on the financial statements.

5. In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards Number 129 "Disclosure of Information About Capital Structure" ("SFAS 129") that established standards for disclosing information about an entity's capital structure. The statement is effective for periods ending after December 15, 1997. The Company will adopt SFAS 129 in a later period.

6. In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards Number 130 "Reporting Comprehensive Income" ("SFAS 130") that establishes standards for reporting and display of an alternative income measurement in a full set of general-purpose financial statements. This statement is effective for fiscal years beginning after December 15, 1997. The Company will adopt SFAS 130 in a future period.

7. In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards Number 131 "Disclosures About Segments of an Enterprise and Related Information" ("SFAS 131") that establishes standards for the reporting of information about operating segments in annual financial statements. The Company is currently evaluating the new pronouncement for its impact on the Company's financial statements. This statement is effective for periods beginning after December 15, 1997. The Company will adopt SFAS 131 in a future period.

8. Subsequent Events

SPARTANBURG, SOUTH CAROLINA FIRE

On July 29, 1997, there was a fire at the Company's Spartanburg, South Carolina facility. The fire started and was contained in a small area of warehouse portion of the facility and was not related to any of the processing equipment or sterilization practices at the facility. The Company anticipates that there will be losses and expenses relating to the damage caused by the fire, though, the Company believes that the losses and expenses will not have a material adverse effect on the Company's results of operations, financial or cash flows.

Acquisition by STERIS Corporation

On September 17, 1997, STERIS Corporation ("STERIS") purchased shares representing approximately 96% of the outstanding common stock of Isomedix Inc., a Delaware corporation, through STERIS's newly incorporated and wholly owned subsidiary, STERIS Acquisition Corporation, pursuant to a tender offer for all of the outstanding shares of common stock of Isomedix. On the same day, STERIS completed the acquisition of Isomedix through the merger of STERIS Acquisition Corporation with and into Isomedix in accordance with the "short form" merger provisions of Delaware law. As a consequence of the merger, STERIS became the owner of 100% of the outstanding common stock of Isomedix.